UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 26, 2005

                                                                                  (March 23, 2005)

Matrix Service Company

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-15461	73-1352174
(Commission File Number)	(IRS Employer Identification No.)

10701 E. Ute Street Tulsa, Oklahoma	74116
(Address of Principal Executive Offices)	(Zip Code)

918-838-8822

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A amends the Current Report on Form 8-K filed on March 29, 2005, by Matrix Service Company (the “Company”). In accordance with Instruction 2 to Item 5.02 of Form 8-K, the March 29, 2005 report omitted the information called for in Item 5.02(c) with respect to the material terms of Mr. Hall’s employment as interim President and Chief Executive Officer beginning March 28, 2005, which was not available at the time the report was filed. In addition, the material terms of Mr. Vetal’s separation as Chairman of the Board, President and Chief Executive Officer of the Company effective March 28, 2005 was omitted as the information was not available at the time the report was filed. This Amendment No. 1 on Form 8-K/A is filed solely to add the material terms of Mr. Hall’s employment agreement and Mr. Vetal’s separation agreement.

Item 1.01	Entry into a Material Definitive Agreement.

Senior Credit Facility Waiver

On March 29, 2005, Matrix Service Company (the “Company”) issued a press release announcing that, on March 23, 2005, the Company received a temporary waiver letter from its senior lenders for unmatured defaults resulting from a shortfall in preliminary February 28, 2005 quarter-end financial results. The press release and waiver letter are attached to this Current Report on Form 8-K as Exhibits 10.1 and 99.1, respectively, and are incorporated by reference into this Item 1.01.

Employment Agreement

On April 25, 2005, the Company entered into a letter agreement with Michael J. Hall, who was appointed as the Company’s interim President and Chief Executive Officer on March 28, 2005. Mr. Hall’s agreement with the Company provides for a salary of $250,000 for six months ($500,000 on an annualized basis) and incentive compensation for achieving specific, predefined objectives established by the Board of Directors. The incentive compensation includes $125,000 for successfully refinancing the Company’s senior credit facility and for providing the Company with sufficient capital to fund ongoing operations and growth, and $125,000 for successfully recruiting and hiring a new President and Chief Executive Officer. In addition, Mr. Hall was granted options to purchase 100,000 shares of the Company’s Common Stock at an exercise price of $4.08 per share. The options vest at the earlier of one year or at the time the two objectives referenced previously are achieved. The exercise period for the options expires two years following the completion of Mr. Hall’s employment with the Company. Mr. Hall’s retainer and fees for service on the Board of Directors was discontinued effective April 1, 2005. The foregoing summary description of the letter agreement is not intended to be complete and is qualified in its entirety by the complete text of the letter agreement. The letter agreement is attached to this Current Report on Form 8-K/A as Exhibit 10.2 and is incorporated by reference into this Item 1.01.

Item 1.02	Termination of a Material Definitive Agreement.

On April 20, 2005, the Company entered into a Separation Agreement with Bradley S. Vetal, who resigned from his positions as Chairman of the Board, President and Chief Executive Officer of the Company effective March 28, 2005. Under the terms of the Separation Agreement and an Employment Agreement previously entered into in January 2000, Mr. Vetal will be paid $502,639 (an amount equal to one year of regular compensation, including salary and bonus). One-half of the amount due, less applicable withholding taxes, was paid on April 20, 2005. The remainder is payable in six equal monthly installments commencing in May 2005. The foregoing summary of the Separation Agreement is not intended to be complete and is qualified in its entirety by the complete text of the Separation Agreement. The Separation Agreement is attached to this Current Report on Form 8-K/A as Exhibit 10.3 and is incorporated by reference into this Item 1.02.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) On March 28, 2005, Bradley S. Vetal resigned from his positions as Chairman of the Board, President and Chief Executive Officer of the Company, effective immediately. Mr. Ed Hendrix, a director of the Company since 2000, was elected Chairman of the Board of Directors to replace Mr. Vetal.

The material terms of Mr. Vetal’s separation agreement are discussed in Item 1.02 above.

(c) On March 28, 2005, the Company’s Board of Directors appointed Michael J. Hall, currently a member of the Board of Directors and formerly the Company’s Chief Financial Officer, as the Company’s interim Chief Executive Officer. Mr. Hall, age 60, served as Vice President Finance and Chief Financial Officer of the Company from November 1998 until his retirement in May 2004. Mr. Hall has also served as a Director of the Company since October 1998. Prior to working for Matrix, Mr. Hall was Vice President and Chief Financial Officer for Pexco Holdings, Inc. from 1994 to 1997 and Vice President Finance and Chief Financial Officer for Worldwide Sports & Recreation, Inc., an affiliate of Pexco Holding, from 1996 to 1997. From 1984 to 1994, Mr. Hall worked for T.D. Williamson, Inc., as Senior Vice President, Chief Financial and Administrative Officer and Director of Operations, Europe, Africa and Middle East Region. Mr. Hall graduated Summa Cum Laude from Boston College with a degree in Accounting and earned his MBA with honors from Stanford Graduate School of Business. Mr. Hall is a Member of the Board of Trustees for American Performance Mutual Funds, a Member of the Board of Alliance Resource Partners, L. P. and a member of the Advisory Board of UMB Bank Oklahoma.

The material terms of Mr. Hall’s employment agreement are discussed in Item 1.01 above.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

10.1*	Senior Credit Facility Waiver Letter dated March 23, 2005.

10.2	Employment Agreement, dated April 25, 2005, between the Company and Michael J. Hall, Interim President and Chief Executive Officer.

10.3	Separation Agreement, dated April 20, 2005, between the Company and Bradley S. Vetal, former Chairman of the Board, President and Chief Executive Officer of the Company.

99.1*	Press Release, dated March 29, 2005, regarding management changes and waiver for unmatured defaults on senior credit facility.

*	Previously filed with this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Matrix Service Company

Dated: April 26, 2005	By:	/s/ George L. Austin
George L. Austin Chief Financial Officer and Principal Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1*	Senior Credit Facility Waiver Letter dated March 23, 2005.

10.2	Employment Agreement, dated April 25, 2005, between the Company and Michael J. Hall, Interim President and Chief Executive Officer.

10.3	Separation Agreement, dated April 20, 2005, between the Company and Bradley S. Vetal, former Chairman of the Board, President and Chief Executive Officer of the Company.

99.1*	Press Release, dated March 29, 2005, regarding management changes and waiver for unmatured defaults on senior credit facility.

*	Previously filed with this Current Report on Form 8-K.